CONSENT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy Fund

          We hereby consent to the inclusion in Item 24 to Part C of Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated May 1, 1997, on our audits of the Statements of Assets and Liabilities as of April 28, 1997 of Ivy International Fund II and Ivy Pan-Europe Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



          COOPERS & LYBRAND L.L.P.

          Fort Lauderdale, Florida
          May 6, 1997











































                          CONSENT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy Fund

          We hereby consent to the incorporation by reference in Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated February 14, 1997, relating to the financial statements and financial highlights of Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy New Century Fund, Ivy Global Science and Technology Fund and Ivy Latin America Strategy Fund appearing in the December 31, 1996 Annual Reports to Shareholders of the above Funds, which annual reports are incorporated by reference in the Registration Statement.

          We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and
          "Auditors" in the Statement of Additional Information.



          COOPERS & LYBRAND L.L.P.

          Fort Lauderdale, Florida
          May 6, 1997






































                          CONSENT OF INDEPENDENT ACCOUNTANTS


          To the Board of Trustees of
          Ivy Fund

          We hereby consent to the inclusion in Item 24 to Part C of Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated December 11, 1996, on our audits of the Statements of Assets and Liabilities as of December 10, 1996 of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, and Ivy International Small Companies Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



          COOPERS & LYBRAND L.L.P.

          Fort Lauderdale, Florida
          May 6, 1997